Consolidated Quarterly Holdings Report
for
Fidelity® SAI Inflation-Focused Fund
April 30, 2026
        Offered exclusively to certain clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC, an affiliate of Fidelity Management & Research Company LLC.
IFF-NPRT3-0626
1.9892165.107
U.S. Treasury Obligations - 9.0%
	Yield (%) (b)	Principal Amount (c)	Value ($)
US Treasury Bills 0% 5/14/2026 (d)	3.63	50,000,000	49,935,316
US Treasury Bills 0% 6/11/2026 (d)	3.63	120,000,000	119,508,000
US Treasury Bills 0% 6/4/2026 (d)	3.62	90,000,000	89,694,319
US Treasury Bills 0% 7/16/2026 (d)	3.64	310,000,000	307,652,835
TOTAL U.S. TREASURY OBLIGATIONS (Cost $566,774,595)			566,790,470

Money Market Funds - 89.3%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $5,635,540,742)	3.69	5,634,413,860	5,635,540,742

TOTAL INVESTMENT IN SECURITIES - 98.3% (Cost $6,202,315,337)	6,202,331,212
NET OTHER ASSETS (LIABILITIES) - 1.7% (a)	107,516,700
NET ASSETS - 100.0%	6,309,847,912

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG

Commodity Contracts
CBOT Corn Contracts (United States)	4,386	7/2026	104,112,675	6,004,345
CBOT Corn Contracts (United States)	4,367	9/2026	104,753,413	3,648,329
CBOT Hard Red Winter Wheat Contracts (United States)	1,174	9/2026	41,427,525	4,091,020
CBOT KC Hard Red Winter Wheat Contracts (United States)	1,196	7/2026	41,471,300	7,278,488
CBOT Soybean Contracts (United States)	1,841	11/2026	107,974,650	1,863,413
CBOT Soybean Contracts (United States)	1,797	7/2026	107,415,675	5,418,558
CBOT Soybean Meal Contracts (United States)	1,753	7/2026	55,903,170	1,429,702
CBOT Soybean Meal Contracts (United States)	1,769	12/2026	55,104,350	(179,600)
CBOT Soybean Oil Contracts (United States)	1,730	7/2026	77,372,520	16,683,048
CBOT Soybean Oil Contracts (United States)	1,825	12/2026	76,036,800	6,212,035
CBOT Wheat Contracts (United States)	1,875	7/2026	59,695,313	7,227,254
CBOT Wheat Contracts (United States)	1,838	9/2026	59,895,825	3,639,259
CEC Copper Contracts (United States)	772	9/2026	116,543,050	3,047,638
CEC Copper Contracts (United States)	781	7/2026	116,769,263	36,529
CEC Gold Bullion Contracts (United States)	605	6/2026	280,090,800	(444,218)
CEC Gold Bullion Contracts (United States)	601	8/2026	280,336,450	(29,442,460)
CEC Silver Bullion Contracts (United States)	182	9/2026	67,842,320	(1,656,052)
CEC Silver Bullion Contracts (United States)	183	7/2026	67,735,620	(6,020,395)
CME Lean Hogs Contracts (United States)	950	6/2026	38,864,500	(1,050,784)
CME Lean Hogs Contracts (United States)	934	8/2026	39,396,120	(681,268)
CME Live Cattle Contracts (United States)	745	6/2026	75,692,000	5,865,298
CME Live Cattle Contracts (United States)	756	8/2026	75,199,320	5,190,351
ICE Brent Crude Oil Contracts (United Kingdom)	5,112	5/2026	564,364,800	250,691,955
ICE Brent Crude Oil Contracts (United Kingdom)	5,723	7/2026	560,453,390	123,530,354
ICE Cocoa Contracts (United States)	507	9/2026	18,459,870	1,227,687
ICE Cocoa Contracts (United States)	515	7/2026	18,380,350	(2,090,535)
ICE Coffee C Contracts (United States)	385	7/2026	41,226,281	(870,040)
ICE Coffee Contracts (United States)	402	9/2026	41,509,013	(400,529)
ICE Cotton No 2 Contracts (United States)	839	12/2026	34,763,965	2,786,112
ICE Cotton No 2 Contracts (United States)	863	7/2026	35,469,300	6,421,033
ICE Gas Oil Contracts (United Kingdom)	2,171	7/2026	248,959,425	106,775,548
ICE Gas Oil Contracts (United Kingdom)	2,363	9/2026	242,266,575	21,263,435
ICE Sugar No 11 Contracts (United States)	3,155	6/2026	51,625,896	2,406,344
ICE Sugar No 11 Contracts (United States)	3,082	9/2026	51,950,192	261,099
LME Aluminum Contracts (United Kingdom)	1,360	7/2026	118,594,380	13,385,611
LME Aluminum Contracts (United Kingdom)	970	9/2026	83,552,163	47,787
LME Aluminum Contracts (United Kingdom)	1,307	5/2026	115,480,639	22,033,215
LME Lead Contracts (United Kingdom)	518	7/2026	25,294,717	(845,890)
LME Lead Contracts (United Kingdom)	437	9/2026	21,527,713	(178,369)
LME Lead Contracts (United Kingdom)	387	5/2026	18,887,729	(774,394)
LME Nickel Contracts (United Kingdom)	538	7/2026	62,795,188	8,634,253
LME Nickel Contracts (United Kingdom)	372	9/2026	43,704,792	4,708,497
LME Nickel Contracts (United Kingdom)	500	5/2026	57,957,120	11,657,037
LME Zinc Contracts (United Kingdom)	721	7/2026	60,745,151	1,746,104
LME Zinc Contracts (United Kingdom)	517	9/2026	43,457,081	740,210
LME Zinc Contracts (United Kingdom)	643	5/2026	54,125,811	4,985,995
NYMEX Gasoline RBOB Contracts (United States)	1,206	6/2026	174,612,640	65,999,191
NYMEX Gasoline RBOB Contracts (United States)	1,324	8/2026	172,523,820	22,968,582
NYMEX Heating Oil Contracts (United States)	1,113	6/2026	181,757,797	75,528,412
NYMEX Heating Oil Contracts (United States)	1,212	8/2026	182,750,450	17,312,817
NYMEX Natural Gas Contracts (United States)	7,991	6/2026	243,246,040	(45,772,599)
NYMEX WTI Crude Contracts (United States)	5,662	8/2026	502,672,360	55,145,987
NYMEX WTI Crude Contracts (United States)	5,103	6/2026	505,911,420	185,532,497

TOTAL LONG				993,017,896

SHORT

Commodity Contracts
LME Aluminum Contracts (United Kingdom)	(412)	7/2026	(35,927,121)	(5,543,766)
LME Aluminum Contracts (United Kingdom)	(1,307)	5/2026	(115,480,639)	(7,869,060)
LME Lead Contracts (United Kingdom)	(187)	7/2026	(9,131,491)	328,042
LME Lead Contracts (United Kingdom)	(111)	9/2026	(5,468,138)	191,003
LME Lead Contracts (United Kingdom)	(387)	5/2026	(18,887,729)	(119,515)
LME Nickel Contracts (United Kingdom)	(164)	7/2026	(19,142,028)	(4,321,842)
LME Nickel Contracts (United Kingdom)	(500)	5/2026	(57,957,120)	(8,474,875)
LME Zinc Contracts (United Kingdom)	(204)	7/2026	(17,187,255)	(1,515,509)
LME Zinc Contracts (United Kingdom)	(643)	5/2026	(54,125,811)	(2,057,775)

TOTAL SHORT				(29,383,297)

TOTAL FUTURES CONTRACTS				963,634,599
The notional amount of long futures as a percentage of Net Assets is 105.2%.
The notional amount of short futures as a percentage of Net Assets is 5.3%.

Legend

(a)	Includes $33,122,162 of cash collateral to cover margin requirements for futures contracts.
(b)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $566,790,470.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	5,247,686,474	8,452,664,973	8,064,942,631	140,007,941	131,926	-	5,635,540,742	5,634,413,860	9.2%
Total	5,247,686,474	8,452,664,973	8,064,942,631	140,007,941	131,926	-	5,635,540,742

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the commodities market.

Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's consolidated schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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